Clever Leaves Reports Fourth Quarter and Full Year 2022 Results - Fourth Quarter and Full Year 2022 Cannabinoid Revenue Increased 71% and 90%, Respectively; Total Annual Revenue Growth was 16% Year-over-Year - - Steady Cost Reductions and Portugal Wind-Down Expected to Drive Production, Cost, and CapEx Efficiencies - - Announces Financial Outlook and Key Focus Markets for 2023 - TOCANCIPÁ, COLOMBIA, March 30, 2023 – Clever Leaves Holdings Inc. (NASDAQ: CLVR, CLVRW) (“Clever Leaves” or the “Company”), a leading multinational operator and licensed producer of pharmaceutical- grade cannabinoids, is reporting financial and operating results for the fourth quarter and full year ended December 31, 2022. All financial information is provided in US dollars unless otherwise indicated. “2022 was a transformational year for Clever Leaves as we executed on our refined growth strategy,” said Andres Fajardo, CEO of Clever Leaves. “Our full year revenue growth exceeded our revised 2022 guidance target, reflecting the commercial traction we have gained across our target markets in our cannabinoid business, which grew 90% in 2022. We have also steadily streamlined our cost structure throughout the year, driving a 30% year-over-year decrease in our G&A expenses and sales and marketing costs combined. Similarly, our capital expenditures decreased by 82% in 2022 compared to 2021. This progress allowed us to perform in line with our revised 2022 financial outlook across our key metrics, even as we navigated ongoing revenue headwinds from broader macroeconomic pressures within our non-cannabinoid segment. As we move further into 2023, I believe we are positioned to continue executing on our growth objectives from a leaner, more efficient operational foundation.” Fourth Quarter 2022 Summary vs. Same Year-Ago Quarter • Revenue increased 10% to $4.6 million compared to $4.2 million. Cannabinoid revenue increased 71% to $1.9 million compared to $1.1 million, and non-cannabinoid revenue was $2.8 million compared to $3.1 million. • All-in cost per gram of dry flower was $3.46 compared to $0.47, attributed to the Company’s significantly reduced agricultural output, along with ongoing extraction and processing costs at its Colombian operations. Cost per gram in the fourth quarter of 2022 also reflects higher expenses related to the Portugal operations, which the Company is in the process of winding down. • Gross profit, including a $0.9 million inventory provision, improved to $0.7 million, as compared to $(0.3) million gross profit in the year-ago quarter, which included a $3.0 million inventory provision. Adjusted gross profit (a non-GAAP financial measure defined and reconciled herein), which excluded such inventory provisions, was $1.6 million compared to $2.7 million. • Gross margin, which included such inventory provision of $0.9 million, was 15.3% compared to (6.9)%, which included such inventory provision of $3.0 million. Adjusted gross margin (a non-GAAP financial measure defined and reconciled herein), which excluded such inventory provisions, was 35.2% compared to 64.1%. • Net loss was $28.8 million compared to $24.0 million, driven primarily by a $23.1 million restructuring charge the Company recorded during the quarter. Net loss in the year-ago period included an $18.5 million non-cash goodwill impairment charge and a $3.3 million non-cash share-based compensation expense. • Adjusted EBITDA (a non-GAAP financial measure defined and reconciled herein) improved to $(5.2) million compared to $(6.6) million. Full Year 2022 Summary vs. 2021 • Revenue increased 16% to $17.8 million compared to $15.4 million. Cannabinoid revenue increased 90% to $6.1 million compared to $3.2 million, and non-cannabinoid revenue was $11.7 million compared to $12.1 million. • All-in cost per gram of dry flower was $0.87 compared to $0.22, attributed to the aforementioned reduced agricultural output in Colombia, as well as continued extraction processing costs on current inventory. Cost per gram during the year also reflects higher production expenses related to the Portugal operations, which the Company is in the process of winding down. • Gross profit was $4.3 million, which included a $4.7 million inventory provision, compared to $6.8 million, which included a $3.0 million inventory provision. Adjusted gross profit, which excluded such inventory provisions, was $9.1 million compared to $9.8 million. • Gross margin, which included such inventory provision of $4.7 million, was 24.3% compared to 44.3%, which included such inventory provision of $3.0 million. Adjusted gross margin, which excluded such inventory provisions, was 50.9% compared to 63.7%. • Net loss was $66.2 million compared to $45.7 million. This was primarily attributable to a $26.9 million restructuring expense—largely driven by the aforementioned charge related to the Company’s wind- down of its Portugal operations—as well as the $19.0 million intangible asset impairment charge the Company recorded on its cannabis-related licenses in Colombia during the third quarter of 2022. Net loss in the prior year included the aforementioned $18.5 million non-cash goodwill impairment charge, as well as an $11.5 million non-cash share-based compensation expense and was offset by the $16.9 million gain on measurement of warrant liability. • Adjusted EBITDA (a non-GAAP financial measure defined and reconciled herein) was $(23.1) million compared to $(23.7) million. Fajardo continued: “Throughout 2022, we worked to align our commercial efforts on a select set of core international markets, while optimizing our cost structure and balance sheet to best support these pipeline opportunities. We activated and ramped our market pathways across Australia, Germany, Brazil, and Israel, signing new agreements and further developing our existing partnerships. To enhance our capital efficiency, we implemented various restructuring initiatives and paid off our two largest debt instruments, which we believe will allow us to drive greater cost savings and take meaningful steps towards positive cash flow. “As we previously announced, we believe the ongoing wind-down of our Portugal operations—and our resulting exclusive operational focus on Colombia—will further advance our strategic progress. While we expect to continue incurring restructuring charges related to the wind-down through the first half of this year, we anticipate that the operational transition will significantly reduce our cash burn over the longer term. From a product standpoint, we are on track to complete our first commercial dry flower export from Colombia to Australia early in the second quarter of this year, with the expectation of launching Colombian flower exports to Germany, Israel, and the United Kingdom by the second half of this year. As we finalize our preparations for dry flower exports in Colombia, we expect to leverage the benefits of our mature, expansive, and cost-efficient production infrastructure. “As we look to the year ahead, we believe we are well-positioned to further develop the commercial pathways we have forged across our target markets for both extracts and dry flower, while driving incremental improvements in our cost structure and capital efficiency. We look forward to building upon our strong foundation in Colombia and expanding our global reach as a nimble multinational cannabis operator.” Fourth Quarter 2022 Financial Results Revenue in the fourth quarter of 2022 increased 10% to $4.6 million compared to $4.2 million for the same period in 2021. The increase was driven by strong year-over-year revenue growth within the cannabinoid segment. This was partially offset by decreased sales within the Company’s non-cannabinoid segment due to current economic challenges faced by mass retailers and specialty channels. All-in cost per gram of dry flower in the fourth quarter of 2022 was $3.46 per gram compared to $0.47 per gram for the same period in 2021. The increase was primarily attributable to the Company’s significantly reduced agricultural output in Colombia, in conjunction with ongoing extraction and processing costs on existing inventory. Cost per gram during the fourth quarter also reflects higher expenses associated with Clever Leaves’ Portugal operations, which the Company is in the process of winding down. Gross profit, including a $0.9 million inventory provision, improved to $0.7 million in the fourth quarter of 2022 compared to $(0.3) million for the same period of 2021, which included a $3.0 million inventory provision. Gross margin, which included such provisions, was 15.3% in the fourth quarter of 2022 compared to (6.9)% for the same period of 2021. Adjusted gross profit, which excluded the above provisions, was $1.6 million compared to $2.7 million for the same period of 2021, with an adjusted gross margin of 35.2% compared to 64.1% for the same period of 2021. The decrease was primarily driven by the aforementioned revenue headwinds within the Company’s non-cannabinoid segment. Operating expenses in the fourth quarter of 2022 were $29.5 million compared to $29.9 million for the same period in 2021. The increase in operating expenses during the fourth quarter were driven by a $23.1 million restructuring expense the Company recorded during the quarter, which was primarily related to the wind-down of its Portugal operations. Operating expenses in the fourth quarter of 2021 include the impact of an $18.5 million non-cash goodwill impairment charge related to the Company’s acquisition of its Colombian operations in November 2019. Net loss in the fourth quarter of 2022 was $28.8 million compared to a net loss of $24.0 million for the same period in 2021. This was driven primarily by the aforementioned $23.1 million restructuring charge the Company recorded during the quarter. Net loss in the year-ago quarter included the impact of $18.5 million of non-cash goodwill impairment taken in the fourth quarter of 2021 in addition to higher non- cash share-based compensation expense, inventory provision, and non-cash interest expense recognized in connection with the conversion feature related to the Company’s Convertible Note due 2024 with

Catalina LP, partially offset by the gain on remeasurement of warrant liability and continued cost-cutting measures. Adjusted EBITDA in the fourth quarter of 2022 was $(5.2) million compared to $(6.6) million for the same period in 2021. The improvement was mainly attributable to continued cost reductions during the quarter. Cash, cash equivalents and restricted cash were $12.9 million at December 31, 2022, compared to $37.7 million at December 31, 2021. The decrease was primarily attributable to sustained operating losses, working capital needs, as well as repayment of $23.1 million in debt obligations during the year. This decrease was partially offset by $26.3 million in net proceeds raised from the Company’s at-the-market stock offering year-to-date through the third quarter, as well as by $2.5 million in proceeds from the Company’s partial sale of its investment in Cansativa. During 2022, the Company has largely eliminated its debt, reducing outstanding debt levels by approximately 94% since the beginning of the year. Full Year 2022 Financial Results Revenue in 2022 increased 16% to $17.8 million compared to $15.4 million in 2021. The increase was driven by increased sales in the Company’s cannabinoid segment, in part offset by a slight decrease in its non-cannabinoid segment. The growth in the Company’s cannabinoid segment sales reflects continued expansion of sales activity and selling more higher-margin products. The decreased sales in the Company’s non-cannabinoid segment were driven by current economic challenges faced by its mass retailers and specialty distributors during the year. All-in cost per gram of dry flower in 2022 was $0.87 per gram compared to $0.22 per gram in 2021. The increase was primarily driven by the Company’s significantly reduced agricultural output and continued extraction processing costs on current inventory in Colombia, as well as higher expenses associated with Clever Leaves’ Portugal facilities, which the Company is in the process of winding down.. Gross profit, which included a $4.7 million inventory provision, was $4.3 million in 2022 compared to $6.8 million in 2021, which included a $3.0 million inventory provision. Gross margin, which included such provisions, was 24.3% in 2022 compared to 44.3% in 2021. The decrease reflects a higher inventory provision for 2022, as well as the margin impact due to the decrease in revenue in the non-cannabinoid segment. Adjusted gross profit, which excluded such provisions, was $9.1 million compared to $9.8 million in 2021, reflecting a 50.9% adjusted gross margin compared to 63.7% in 2021. The decrease was primarily attributable to the aforementioned revenue headwinds in the Company’s non-cannabinoid segment. Operating expenses in 2022 were $79.4 million compared to $64.0 million in 2021. The increase was attributable to the aforementioned $26.9 million restructuring expense—which was primarily related to the wind-down of the Company’s Portugal operations—as well as the $19.0 million non-cash intangible asset impairment charge related to the Company’s Colombian cannabis-related licenses in the third quarter of 2022. Operating expenses in 2021 include the impact of the aforementioned $18.5 million non- cash goodwill impairment charge taken in the fourth quarter of 2021 related to the Company’s acquisition of its Colombian assets in 2019. Net loss in 2022 was $66.2 million compared to a net loss of $45.7 million in 2021. The increase was driven primarily by the aforementioned $26.9 million restructuring charge the Company incurred during the year, along with the $19.0 million intangible asset impairment charge related to the Company’s Colombian cannabis-related licenses in the third quarter of 2022. Net loss in 2021 included the impact of the $18.5 million goodwill impairment charge the Company recorded in the fourth quarter of 2021, in addition to higher non-cash share-based compensation expense, inventory provision, and a non-cash interest expense recognized in connection with the conversion feature related to the 2024 Convertible Note, partially offset by a gain on remeasurement of warrant liability and continued cost-cutting measures. Adjusted EBITDA in 2022 improved to $(23.1) million compared to $(23.7) million in 2021. This primarily reflects the Company’s sustained cost reduction measures throughout 2022. 2023 Outlook and Strategic Growth Objectives Pursuant to the operational and commercial progress the Company made during 2022, Clever Leaves expects its full year 2023 revenue to range between $19 million and $22 million, with an adjusted gross margin between 58% and 63%. Clever Leaves also expects its 2023 adjusted EBITDA to range between $(13.6) million and $(10.6) million. The Company expects approximately $0.5 million to $0.7 million of annual capital expenditures in 2023, representing an estimated 50% reduction compared to 2022. To further progress its commercial momentum, Clever Leaves has identified the following focused strategic growth objectives and key regions for 2023: • Focused Commercial Strategy: The Company will continue to capitalize on its commercial traction within a concentrated set of core markets: o Australia: Complete commercial launch of Colombian flower shipments and capitalize on existing flower traction. Continue scaling and securing additional extract sales agreements. o Germany: Support additional product sales through current extract B2B partnerships. Prepare for launch of Colombian flower in the second half of 2023, leveraging the Company’s IQANNA brand and its B2B partnerships. o Brazil: Continue activating sales agreements for products that have recently received regulatory approval and complete approvals for other key products. o Israel: Support current momentum for isolates and APIs and prepare for the launch of Colombian flower in the second half of 2023. o United Kingdom: Activate and scale early commercial opportunities. o Colombia: Sell products in the local market through insurance, leveraging changes in regulation enacted in December of 2022. • Low-Cost, High-Quality Production in Colombia: After concentrating its operations in Colombia, Clever Leaves will continue to expand its already successful extract portfolio and will commercially launch its high-THC flower produced in Colombia. The Company will leverage its scale, operating experience, and factor costs to continue improving margins. • Optimized Cash Management: As the Company works to accelerate revenue growth, leverage its low-cost unit economics in Colombia, and continue reducing its operating expenses and capital intensity, it is focused on improving its balance sheet, which may include several initiatives such as raising capital, reducing working capital and monetizing non-core assets. The Company remains committed to maintaining a lean and efficient expense structure to optimize its ability to drive continued growth and create shareholder value. With the new cost structure and unit economics, revenue and expected growth, and operating footprint, Clever Leaves believes it is well-positioned for the new opportunities emerging in the global cannabis market. These include a larger number of markets regulating medical cannabis, progress towards the legalization of adult-use cannabis in various international markets, and the development of large nascent markets, like Brazil or Australia. Extension for Nasdaq Minimum Bid Price Requirement On September 29, 2022, Clever Leaves received notification from the Nasdaq Listing Qualifications Department (“Nasdaq”) that its stock no longer met the minimum $1 bid price per share requirement under its Listing Rules. The Company was accordingly provided 180 calendar days, or until March 28, 2023, to regain compliance. On March 29, 2023, the Company received notification from Nasdaq that it is eligible for an additional 180 calendar day period, or until September 25, 2023, to regain compliance with the minimum bid price rule. This determination was based on Clever Leaves meeting all other applicable requirements for initial listing on the Capital Market, with the exception of the bid price requirement, as well as the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. Clever Leaves will continue to monitor the bid price for its common shares during the second compliance period. Conference Call Clever Leaves will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the fourth quarter and full year ended December 31, 2022. Clever Leaves management will host the conference call, followed by a question-and-answer session. Conference Call Date: March 30, 2023 Time: 5:00 p.m. Eastern time Toll-free dial-in number: 1-855-238-2333 International dial-in number: 1-412-317-5222 Conference ID: 10175028 Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860. The conference call will be broadcast live and available for replay here. A telephonic replay of the conference call will also be available after 8:00 p.m. Eastern time on the same day through April 4, 2023. Toll-free replay number: 1-844-512-2921 International replay number: 1-412-317-6671 Replay ID: 10175028 About Clever Leaves Holdings Inc. Clever Leaves is a leading multinational operator and licensed producer of pharmaceutical-grade cannabinoids. Its operations in Colombia produce cannabinoid active pharmaceutical ingredients (API)

and finished products in flower and extract form to a growing base of B2B customers around the globe. Clever Leaves aims to disrupt the traditional cannabis production industry by leveraging environmentally sustainable, ESG-friendly, industrial-scale and low-cost production methods, with the world’s most stringent pharmaceutical quality certifications. We announce material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and our website (https://cleverleaves.com). We use these channels, as well as social media, including our Twitter account (@clever_leaves), and our LinkedIn page (https://www.linkedin.com/company/clever-leaves), to communicate with investors and the public about our Company, our products, and other matters. Therefore, we encourage investors, the media, and others interested in our Company to review the information we make public in these locations, as such information could be deemed to be material information. Information on or that can be accessed through our websites or these social media channels is not part of this release, and references to our website addresses and social media channels are inactive textual references only. Non-GAAP Financial Measures In this press release, Clever Leaves refers to certain non-GAAP financial measures including Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin. Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin do not have standardized meanings prescribed by GAAP and are therefore unlikely to be comparable to similar measures presented by other companies. Adjusted EBITDA is defined as income/loss from continuing operations before interest, taxes, depreciation and amortization, share- based compensation expense, intangible asset impairment, restructuring expenses, gain on investments, foreign exchange gain/loss, gains/losses on the early extinguishment of debt, gain/loss on remeasurement of warrant liability, equity investment share of gain/loss and other expense/income. Adjusted Gross Profit (and the related Adjusted Gross Margin measure) is defined as gross profit excluding inventory provision. Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin also exclude the impact of certain non- recurring items that are not directly attributable to the underlying operating performance. Clever Leaves considers Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin to be meaningful indicators of the performance of its core business. Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For reconciliations of Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this press release. We have not provided or reconciled the non-GAAP forward-looking information to their corresponding GAAP measures because the exact amounts for these items are not currently determinable without unreasonable efforts but may be significant. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “outlook,” “pipeline,” “plan,” “predict,” “potential,” “projected,” “seek,” “seem,” “should,” “will,” “would” and similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements as well as our outlook for 2023 are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Important factors that may affect actual results or the achievability of the Company’s expectations include, but are not limited to: (i) our ability to continue as a going concern; (ii) our ability to maintain the listing of our securities on Nasdaq; (iii) our ability to implement our restructuring initiatives; (iv) expectations with respect to future operating and financial performance and growth, including if or when Clever Leaves will become profitable; (v) Clever Leaves’ ability to execute its business plans and strategy and to receive regulatory approvals (including its goals in its five key markets); (vi) Clever Leaves’ ability to capitalize on expected market opportunities, including the timing and extent to which cannabis is legalized in various jurisdictions; (vii) global economic and business conditions, including recent economic sanctions against Russia and their effects on the global economy; (viii) geopolitical events (including the ongoing military conflict between Russia and Ukraine), natural disasters, acts of God and pandemics, including the economic and operational disruptions and other effects of COVID-19 such as the global supply chain crisis, travel restrictions, delays or disruptions to physical shipments (including outright bans on imported products), delays in issuing licenses and permits, delays in hiring necessary personnel to carry out sales, cultivation and other tasks, and financial pressures upon Clever Leaves and its customers; (ix) regulatory developments in key markets for the Company's products, including international regulatory agency coordination and increased quality standards imposed by certain health regulatory agencies, and failure to otherwise comply with laws and regulations; (x) uncertainty with respect to the requirements applicable to certain cannabis products as well as the permissibility of sample shipments, and other risks and uncertainties; (xi) consumer, legislative, and regulatory sentiment or perception regarding Clever Leaves’ products; (xii) lack of regulatory approval and market acceptance of Clever Leaves’ new products which may impede its ability to successfully commercialize its products; (xiii) the extent to which Clever Leaves’ is able to monetize its existing THC market quota within Colombia; (xiv) demand for Clever Leaves’ products and Clever Leaves’ ability to meet demand for its products and negotiate agreements with existing and new customers, including the sales agreements identified as a part of the Company’s 2022 strategic growth objectives; (xv) developing product enhancements and formulations with commercial value and appeal; (xvi) product liability claims exposure; (xvii) lack of a history and experience operating a business on a large scale and across multiple jurisdictions; (xviii) limited experience operating as a public company; (xix) changes in currency exchange rates and interest rates; (xx) weather and agricultural conditions and their impact on the Company’s cultivation and construction plans, (xxi) Clever Leaves’ ability to hire and retain skilled personnel in the jurisdictions where it operates; (xxii) Clever Leaves’ rapid growth, including growth in personnel; (xxiii) Clever Leaves’ ability to remediate a material weakness in its internal control cover financial reporting and to develop and maintain effective internal and disclosure controls; (xxiv) potential litigation; (xxv) access to additional financing; and (xxvi) completion of our construction initiatives on time and on budget. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Clever Leaves’ most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Clever Leaves and attributable to Clever Leaves or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward- looking statements, which speak only as of the date made. Clever Leaves expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Clever Leaves Investor Inquiries: Cody Slach or Jackie Keshner Gateway Group, Inc. +1-949-574-3860 CLVR@gatewayir.com

Clever Leaves Press Contacts: Rich DiGregorio KCSA Strategic Communications +1-856-889-7351 cleverleaves@kcsa.com Clever Leaves Commercial Inquiries: Andrew Miller Vice President Sales - EMEA, North America, and Asia-Pacific +1-416-817-1336 andrew.miller@cleverleaves.com

December 31, 2022 December 31, 2021 Assets Current: Cash and cash equivalents $ 12,449 $ 37,226 Restricted cash 439 473 Accounts receivable, net 2,252 2,222 Prepaids, deposits and other receivables 2,708 5,064 Inventories, net 8,399 15,408 Total current assets 26,247 60,393 Investment – Cansativa 5,679 1,458 Property, plant and equipment, net 15,463 30,932 Intangible assets, net 3,354 23,117 Operating lease right-of-use assets, net 1,303 - Other non-current assets 52 260 Total Assets $ 52,098 $ 116,160 Liabilities Current: Accounts payable 2,299 3,981 Accrued expenses and other current liabilities 4,238 2,898 Convertible note due 2024, current portion - 16,559 Loans and borrowings, current portion 465 949 Warrant liability 113 2,205 Operating lease liabilities, current portion 1,239 - Deferred revenue 1,072 653 Total current liabilities $ 9,426 $ 27,245 Convertible note due 2024 - 1,140 Loans and borrowings 1,065 6,447 Deferred revenue - 1,548 Operating lease liabilities - Long-term 1,087 Deferred tax liabilities - 6,650 Other long-term liabilities 112 360 Total Liabilities $ 11,690 $ 43,390 Shareholders’ equity Additional paid-in capital 221,313 187,510 Accumulated deficit (180,905) (114,740) Total shareholders' equity 40,408 72,770 Total liabilities and shareholders' equity $ 52,098 $ 116,160 CLEVER LEAVES HOLDINGS INC. Consolidated Statements of Financial Position (Amounts in thousands of U.S. Dollars, except share and per share data) (Audited)

2022 2021 2022 2021 Revenue, net $ 4,614 $ 4,194 $ 17,800 $ 15,374 Cost of sales (3,906) (4,485) (13,470) (8,565) Gross Profit 708 (291) 4,330 6,809 Expenses General and administrative 5,454 7,980 27,815 39,279 Sales and marketing (179) 1,499 1,897 2,915 Research and development 605 1,546 1,719 1,546 Restructuring expenses 23,151 - 26,942 Intangible asset impairment - - 19,000 Goodwill impairment - 18,508 - 18,508 Depreciation and amortization 497 328 2,059 1,768 Total expenses 29,528 29,861 79,432 64,016 Loss from operations (28,820) (30,152) (75,102) (57,207) Other Expense (Income), Net Interest and amortization of debt issuance cost (17) 4,435 2,702 6,818 Gain on remeasurement of warrant liability (83) (11,466) (2,092) (16,856) Gain on investments - - (6,851) - Loss (gain) on debt extinguishment, net - 113 2,263 (3,262) Foreign exchange (gain) loss (291) 139 1,129 1,276 Other expense ( income), net 91 (379) 202 (502) Total other income, net (300) (7,158) (2,647) (12,526) Loss before income taxes and equity investment loss (28,520) (22,994) (72,455) (44,681) Deferred income tax (recovery) expense - 950 (6,650) 950 Current income tax expense 296 - 296 - Equity investment share of loss - 56 64 95 Net loss $ (28,816) $ (24,000) $ (66,165) $ (45,726) Net loss per share - basic and diluted $ (0.66) $ (0.91) $ (1.72) $ (1.78) Weighted-average common shares outstanding - basic and diluted 43,612,539 26,353,878 38,392,392 25,690,096 For the three months ended December For the year ended December 31, CLEVER LEAVES HOLDINGS INC. Consolidated Statements of Operations and Comprehensive Loss (Amounts in thousands of U.S. Dollars, except share and per share data) (Unaudited) (Audited)

December 31, 2022 December 31, 2021 Cash Flow from Operating Activities: Net loss (66,165)$ (45,726)$ Adjustments to reconcile to net cash used in operating activities: Depreciation and amortization 3,672 3,508 Amortization of debt discount and debt issuance cost 1,949 4,227 Fixed asset write-off - 228 Inventory provision 4,736 2,980 Non-cash lease expense 127 - Restructuring and related costs 25,809 - Gain on remeasurement of warrant liability (2,092) (16,856) Deferred income tax (recover) expense (6,650) 950 Foreign exchange loss 1,129 1,276 Share-based compensation expense 2,343 11,451 Intangible asset impairment 19,000 - Goodwill impairment - 18,508 Gain on investment (6,851) - Loss on equity method investment, net 64 95 (Gain) loss on debt extinguishment, net 2,263 (3,262) Other non-cash expense, net 600 697 Changes in operating assets and liabilities: (Increase) in accounts receivable (278) (546) Decrease in prepaid expenses 190 506 Decrease (Increase) in other receivables and other non-current assets 538 (1,298) (Increase) in inventory (4,453) (8,198) (Decrease) in accounts payable and other current liabilities (4,749) (4,197) (Decrease) in accrued and other non-current liabilities (248) (576) Net cash used in operating activities (29,066)$ (36,233)$ Cash Flow from Investing Activities: Proceeds from partial sale of equity method investment 2,498 - Purchase of property, plant and equipment (1,306) (7,280) Net cash used in investing activities 1,192$ (7,280)$ Cash Flow From Financing Activities: Proceeds from issuance of long-term debt - 25,000 Repayment of debt (23,131) (26,538) Other borrowings 73 2,917 Proceeds from issuance of shares 27,686 - Equity issuance costs (1,361) - Proceeds from exercise of warrants - 1,410 Deferred debt issuance costs - (965) Stock option exercised 22 10 Net cash provided by financing activities 3,289$ 1,834$ Effect of exchange rate changes on cash, cash equivalents & restricted cash (226) (82) (Decrease) in cash, cash equivalents & restricted cash (24,811)$ (41,761)$ Cash, cash equivalents & restricted cash, beginning of period 37,699 79,460 Cash, cash equivalents & restricted cash, end of period 12,888$ 37,699$ CLEVER LEAVES HOLDINGS INC. Consolidated Statements of Cash Flows (Amounts in thousands of U.S. Dollars) (Audited) For the Year ended

2022 2021 2022 2021 Net Loss (28,816)$ (24,000)$ (66,165)$ (45,726)$ Gain on remeasurement of warrant liability (83) (11,466) (2,092) (16,856) Share-based compensation (263) 3,314 2,343 11,451 Intangible asset impairment - - 19,000 - Restructuring expenses 23,151 - 26,942 - Goodwill impairment - 18,508 - 18,508 Depreciation & amortization 737 1,693 3,672 3,508 Interest expense and amortization of debt issuance costs (17) 4,435 2,702 6,818 Gain on investments - - (6,851) - Foreign exchange (gain) loss (291) 139 1,129 1,276 Loss (gain) on debt extinguishment, net - 113 2,263 (3,262) Deferred income tax (recovery) expense - 950 (6,650) 950 Current income tax expense 296 - 296 - Equity investment share of loss - 56 64 95 Other expense (income), net 91 (379) 202 (502) Adjusted EBITDA (Non-GAAP Measure) (5,195)$ (6,637)$ (23,145)$ (23,740)$ Three Months Ended Twelve Months Ended CLEVER LEAVES HOLDINGS INC. Adjusted EBITDA Reconciliation (Non-GAAP Measure) (Amounts in thousands of U.S. Dollars) (Unaudited)

2022 2021 2022 2021 Revenue 4,614$ 4,194$ 17,800$ 15,374$ Cost of sales, before inventory provision (2,992) (1,505) (8,734) (5,585) Inventory provision (914) (2,980) (4,736) (2,980) Gross Profit 708$ (291)$ 4,330$ 6,809$ Inventory provision (914) (2,980) (4,736) (2,980) Adjusted Gross Profit (Non-GAAP Measure) 1,622$ 2,689$ 9,066$ 9,789$ Gross Profit Margin (%) 15.3% -6.9% 24.3% 44.3% Adjusted Gross Profit Margin (Non-GAAP Measure) (%) 35.2% 64.1% 50.9% 63.7% Three Months Ended December 31, Twelve Months Ended December 31, CLEVER LEAVES HOLDINGS INC. Adjusted Gross Profit Reconciliation (Non-GAAP Measure) (Amounts in thousands of U.S. Dollars) (Unaudited)